Accounts and notes payable and accruals and other current liabilities - Accruals and other current liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Accounts and notes payable and accruals and other current liabilities
Customer deposits	¥ (211,938)		¥ (198,643)
Accrued issuance costs			4,671
Others	26,572		15,896
Total	¥ 238,510	$ 37,427	¥ 219,210